UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 15, 2005

                        DENTAL PATIENT CARE AMERICA, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Utah                       333-37842                 87-0639343
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)


                      2825 E. Cottonwood Parkway, Suite 500
                           Salt Lake City, Utah 84121
                     ---------------------------------------
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (801) 990-3314


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statement.

         This information amends and restates our report on Form 8-K filed on April 22, 2005.

         (a) On April 15, 2005 we discovered one or more errors in the financial statements filed in our annual report on Form 10-KSB for the year ended December 31, 2004. On this same date we learned that our Annual Report on Form 10-KSB for the year ended December 31, 2004 was inadvertently filed before the completion of the independent audit of our financial statements.

         (b) The errors in the filed financial statement were the result of inaccurate proof reading of the EDGARized version of the Form 10-KSB. The inadvertent filing of the Form 10-KSB occurred based on (i) communications from certain personnel from our independent auditing firm to the effect that the audit work was completed, (ii) the receipt of final "nit" comments on the text of the Form 10-KSB from the auditing firm, and (iii) the receipt of the final audit report and financial statements from the auditing firm.

         (c) Authorized officers of the Company discussed the mistakes disclosed in (b), above with our independent auditing firm and the auditing firm approved the language and filing of the Report on Form 8-K which is being amended by this filing.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



May 6, 2005                                   DENTAL PATIENT CARE AMERICA, INC.



                                              By:  /s/  A. R. Thorup
                                                 ------------------------
                                                 A. R. Thorup,  Secretary

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